SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 16, 2006
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                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)


             Pennsylvania                  1-5084              23-1145880
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    (State or Other Jurisdiction of       (Commission        (I.R.S. Employer
    Incorporation or Organization)        File Number)       Identification No.)



2801 Hunting Park Avenue, Philadelphia, Pennsylvania                    19129
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

On February 16, 2006, Tasty Baking Company ("Company") issued a press release announcing the introduction of new products and historical sales information regarding certain existing products, including sales for products introduced since 2003. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01.  Regulation FD Disclosure.

The disclosure contained in Item 2.02 above (including Exhibit 99.1) is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

      (d)         The following exhibit is filed herewith:

                  Exhibit 99.1          Press Release dated February 16, 2006




"SAFE HARBOR STATEMENT" UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT
OF 1995


Except for historical information contained herein, the matters discussed herein are forward-looking statements (as such term is defined in the Securities Act of 1933, as amended) that are subject to risks and uncertainties that could cause actual results to differ materially. There are a number of factors that may cause actual results to differ from these forward-looking statements, including the success of marketing and sales strategies and new product development, the price and availability of raw materials and energy, actuarial estimates with regard to employee benefit plans, and general economic and business conditions including interest rate fluctuations. Other risks and uncertainties that may materially affect the company are provided in the company's annual reports to shareholders and the company's periodic reports filed with the Securities and Exchange Commission from time to time, including reports on Forms 10-K and 10-Q. Please refer to these documents for a more thorough description of these and other risk factors. The company assumes no obligation to publicly revise or update any forward-looking statements.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TASTY BAKING COMPANY
                                       --------------------
                                       (Registrant)


         Date:  February 16, 2006      /s/ David S. Marberger
                                       -----------------------------------------
                                       David S. Marberger
                                       Senior Vice President and Chief Financial
                                       Officer

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                                  EXHIBIT INDEX


         Exhibit                          Description
         -------                          -----------

         99.1                             Press Release dated February 16, 2006